UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 4, 2021, the Compensation Committee of First Hawaiian, Inc. (the “Company”) adopted a new form of restricted stock unit award agreement (the “RSU Award Agreement), for use in connection with grants of awards under the Company’s 2016 Omnibus Incentive Compensation Plan and a new form of performance share unit award agreement (the “PSU Award Agreement”), for use in connection with grants of awards under the Company’s Long-Term Incentive Plan. Eligible participants under such plans include the Company’s principal executive officer, principal financial officer and named executive officers.

Subject to the restrictions, terms and conditions set forth in the RSU Award Agreement, the Company’s 2016 Omnibus Incentive Compensation Plan and the participant’s employment agreement, if any, with the Company, the Company expects to grant participants restricted stock units (“RSUs”), which will vest, if at all, and be settled in shares of common stock of the Company, ratably on each of the first, second and third anniversaries of the date on which the RSUs were granted.

Subject to the restrictions, terms and conditions set forth in the PSU Award Agreement, the Company’s Long-Term Incentive Plan and the participant’s employment agreement, if any, with the Company, the Company will grant participants performance share units, which will vest, if at all and be settled in shares of common stock of the Company, based on the achievement by the Company of the performance metrics described in the applicable PSU Award Agreement over a three-year period.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the forms of RSU Award Agreement and PSU Award Agreement, attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Hawaiian, Inc. 2016 Omnibus Incentive Compensation Plan Form of Restricted Stock Unit Award Agreement

10.2	First Hawaiian, Inc. Long-Term Incentive Plan Form of Performance Share Unit Award Agreement

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.
Date: February 4, 2021
	By	/s/ Robert S. Harrison
		Name:	Robert S. Harrison
		Title:	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)